Exhibit 10.4

EXECUTION VERSION

PNMAC GMSR ISSUER TRUST,

as Issuer

and

Citibank, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC LOAN SERVICES, LLC,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and

PENTALPHA SURVEILLANCE LLC,

as Credit Manager

AMENDMENT NO. 3
Dated as of February 7, 2023

to the

Third Amended and Restated Base Indenture
Dated as of April 1, 2020

This Amendment No. 3 (this “Amendment”) to the Existing Base Indenture (as defined below) is entered into as of February 7, 2023, by and among PNMAC GMSR ISSUER TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as Calculation Agent, Paying Agent and Securities Intermediary (in each case, as defined herein), PENNYMAC LOAN SERVICES, LLC, a limited liability company organized under the laws of the State of Delaware (“PLS”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as an administrative agent (the “CS Administrative Agent”), and consented and agreed to by GOLDMAN SACHS BANK USA (“Goldman”), a bank organized under the laws of the State of New York, as an administrative agent (the “GS Administrative Agent” and, collectively with the CS Administrative Agent, the “Administrative Agents”), Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as a buyer, Citibank, N.A., as a buyer (“Citi Buyer”) and Goldman, as a buyer (“GS Buyer”) and together with CSCIB and Citi Buyer, the “Buyers” and each, a “Buyer”), as a buyer. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Existing Base Indenture.

W I T N E S S E T H:

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the CS Administrative Agent and the Credit Manager are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, as amended further by Amendment No. 2, dated as of June 9, 2022 and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Existing Base Indenture”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the CS Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Existing Base Indenture;

WHEREAS, pursuant to Section 12.1(a) of the Existing Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agents, may amend the Existing Base Indenture to cure any ambiguity, without the consent of any of the Noteholders or any other Person, but with the consent of the Issuer (evidenced by its execution of such amendment, upon (i) delivery of an Issuer Tax Opinion (unless such Issuer Tax Opinion is waived by the requisite parties pursuant to all Indenture Supplements in the case of an amendment to this Base Indenture), (ii) delivery to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (iii) with prior notice to each Note Rating Agency that is then rating any Outstanding Notes;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Existing Base Indenture is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Existing Base Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to the proposed action have been complied with and (2) except as provided below, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the CS Administrative Agent hereby agree as follows:

SECTION 1.  Amendments to the Existing Base Indenture.

(a)   Section 1.1 of the Existing Base Indenture is hereby amended by adding the following the definitions in proper alphabetical order:

GS Series 2020-SPIADVF1 Repurchase Agreement: The Master Repurchase Agreement, dated as of February 7, 2023, among PLS, as Repo Seller, Goldman Sachs Bank USA, as Repo Buyer and Goldman Sachs Bank USA, as Administrative Agent, related to the Series 2020-SPIADVF1 Notes as amended, restated, supplemented or otherwise modified from time to time.

Series 2023-MSRVF1 Indenture Supplement: The Indenture Supplement, dated as of February 7, 2023, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, PLS, as Administrator and as Servicer, and Goldman Sachs Bank USA, as Administrative Agent, as may be amended, restated, supplemented or otherwise modified from time to time.

Series 2023-MSRVF1 Notes: The Notes issued pursuant to the Series 2023-MSRVF1 Indenture Supplement.

Series 2023-MSRVF1 Repurchase Agreement: The Master Repurchase Agreement, dated as of February 7, 2023, among PLS, as Repo Seller, Goldman Sachs Bank USA, as Repo Buyer and Goldman Sachs Bank USA, as Administrative Agent, related to the Series 2023-MSRVF1 Notes as amended, restated, supplemented or otherwise modified from time to time.

(b)            Section 1.1 of the Existing Base Indenture is hereby amended by deleting the definitions of “Administrative Agent” and “Transaction Documents” in their entirety and replacing them with the following:

Administrative Agent: (a) Initially, CSFB or any Affiliate of the foregoing or any successor thereto in respect of the Series of Notes for which it is designated as an Administrative Agent therefor in the related Indenture Supplement, and (b) in respect of any Series, the Person(s) specified in the related Indenture Supplement. Unless the context indicates otherwise in any Indenture Supplement for such Indenture Supplement, each reference to the “Administrative Agent” herein or in any other Transaction Document shall be deemed to constitute a collective reference to each Person that is an Administrative Agent; provided that unless the context indicates herein or in any Indenture Supplement that an act relates solely to an individual Series or Note, any action to be taken by the Administrative Agent shall require the unanimous consent of all Administrative Agents; provided further that any action to be taken by the Administrative Agent solely with respect to an individual Series or Note shall require the consent of only the Administrative Agent specified in the related Indenture Supplement or Note, as applicable. If (x) any Person that is an Administrative Agent resigns as an Administrative Agent in respect of all Series for which it was designated as the Administrative Agent or (y) all of the Notes in respect of each Series for which any Person was designated as the Administrative Agent are repaid or redeemed in full, such Person shall cease to be an “Administrative Agent” for purposes hereof and each other Transaction Document.

Transaction Documents: Collectively, the Indenture, each Note Purchase Agreement, the PC Repurchase Agreement, the Series 2016-MSRVF1 Repurchase Agreement, the Series 2020-SPIADVF1 Repurchase Agreement, the GS Series 2020-SPIADVF1 Repurchase Agreement, the Series 2023-MSRVF1 Repurchase Agreement, the Participation Agreements, the PC Guaranty, the PMT Guaranty, the Acknowledgment Agreement, the Acknowledgment and Subordination Agreement, the Fee Letter, the Participation Certificate Schedule, all Notes, the Trust Agreement, the Administration Agreement, each Indenture Supplement, the Credit Management Agreement, the Advance Verification Agent Agreement, the MSR Valuation Agent Agreement and each of the other documents, instruments and agreements entered into on the date hereof and thereafter in connection with any of the foregoing or the transactions contemplated thereby, each as amended, supplemented, restated, or otherwise modified from time to time.

(c)            Section 1.6 of the Existing Base Indenture is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

Any Action of Noteholders or other document provided or permitted by this Base Indenture to be made upon, given or furnished to, or filed with, the Indenture Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail to the Indenture Trustee (or the bank serving as Indenture Trustee in any of its capacities) at its Corporate Trust Office, or the Issuer or the Administrator by the Indenture Trustee or by any Noteholder will be sufficient for every purpose hereunder (except with respect to notices to the Indenture Trustee of an Event of Default as provided in Section 8.1) if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail, addressed to it at (i) Citibank, N.A., Agency and Trust, 388 Greenwich Street Trading, New York, NY 10013, Attention: PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, email: valerie.delgado@citi.com, in the case of the Indenture Trustee, in any of its capacities other than Note Registrar, and with respect to the Note Registrar, 480 Washington Boulevard, 30th Floor, Jersey City, New Jersey, 07310, Attention: Agency and Trust - PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, (ii) 3043 Townsgate Road, Westlake Village, CA 91361, Attention: Treasurer, email: pamela.marsh@pnmac.com, in the case of PLS (with a copy to Chris Gavin, Esq., Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, NY 10281, email: chris.gavin@cwt.com), (iii) c/o PennyMac Loan Services, LLC, 3043 Townsgate Road, Westlake Village, CA 91361, Attention: Treasurer, email: pamela.marsh@pnmac.com (with copy to Chris Gavin, Esq., Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, NY 10281, email: chris.gavin@cwt.com), in the case of PLS, (iv) to the Administrator (with copy to Wilmington Savings Fund Society, FSB, as Owner Trustee, 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, email: MBrzoska@wsfsbank.com), in the case of the Issuer, (iv) Eleven Madison Avenue, New York, NY 10010, email: dominic.obaditch@credit-suisse.com, in the case of the CSFB, as Administrative Agent, (v) 2001 Ross Avenue, Suite 2800, Dallas, TX 75201, email: gs-warehouse-am@gs.com; gs-warehouselending@gs.com, in the case of Goldman Sachs Bank USA, as Administrative Agent and (vi) Pentalpha Surveillance LLC, 501 John James Audubon Parkway, Suite 401, Amherst, New York, 14228, Attention: PNMAC GMSR ISSUER TRUST, email: notices@pentalphasurveillance.com, in the case of the Credit Manager, or, in any case at any other address previously furnished in writing by any such party to the other parties hereto.

(d)            Section 4.3 of the Existing Base Indenture is hereby amended by deleting subsection (b)(ii) in its entirety and replacing it with the following:

If the related Funding Certification indicates that all Funding Conditions have been met, and the Administrative Agent agrees, in its sole discretion, the applicable VFN Noteholders shall fund the VFN Principal Balance increase by remitting pro rata (based on such Noteholder’s percentage of the related Maximum VFN Principal Balance) the amount stated in the request to the Indenture Trustee by 12:00 p.m. (noon) New York City time on the related Funding Date, whereupon the Indenture Trustee shall adjust its records to reflect the increase of the VFN Principal Balance (which increase shall be the aggregate of the amounts received by the Indenture Trustee from the applicable VFN Noteholders) by the later of (i) 2:00 p.m. New York City time on such Funding Date, or (ii) two hours after the receipt by the Indenture Trustee of such funds from the VFN Noteholders, so long as, after such increase, no Borrowing Base Deficiency will exist, determined based on the VFN Note Balance Adjustment Request and Determination Date Report. The Indenture Trustee shall be entitled to rely conclusively on any VFN Note Balance Adjustment Request and the related Determination Date Report and Funding Certification. The Indenture Trustee shall make available on a password-protected portion of its website to the Issuer or its designee and each applicable VFN Noteholder, notice on such Funding Date as reasonably requested by the Issuer of any increase in the VFN Principal Balance. The Indenture Trustee shall apply and remit any such payment by the VFN Noteholders toward the payment of the related Funding Amounts as described in Section 4.3(c). If on any Funding Date there is more than one Series of SPIA VFNs, with Outstanding Variable Funding Notes, VFN Draws on such Funding Date shall be made on a pro rata basis among all applicable Outstanding Series of VFNs (except as between the Series 2016-MSRVF1 Notes and the Series 2023-MSRVF1 Notes) in their Revolving Periods (or after the Revolving Period but prior to an Event of Default with the consent of the Administrative Agent with respect to any, or all, of the VFNs) with the same designation based on their respective available Borrowing Capacities, unless otherwise provided in the related Indenture Supplement and Note Purchase Agreement. If any VFN Noteholder does not fund its share of a requested VFN Draw, one or more other VFN Noteholders may fund all or a portion of such draw, but no other VFN Noteholder shall have any obligation to do so. Draws on VFNs of different Classes within the same Series need not be drawn pro rata relative to each other. Any draws under any VFNs shall be used only to purchase new Participation Certificates and to fund the creation or acquisition of the servicing rights related to additional Mortgage Pools under existing Participation Certificates (in the case of MSR VFNs), to fund the acquisition of additional Advance Reimbursement Amounts related to the Portfolio Mortgage Loans (in the case of SPIA VFNs) or to increase the value of the related Participation Certificates pursuant to the PC Repurchase Agreement in a manner that would not be in violation of any term hereof (including, without limitation, in a manner that would result in a material adverse United States federal income tax consequence to the Trust Estate or any Noteholders).

(e)            Section 12.3 of the Existing Base Indenture is hereby amended by deleting the second paragraph thereunder in its entirety and replacing it with the following:

The Indenture Trustee, in accordance with the Acknowledgment Agreement, shall give Ginnie Mae prompt written notice of, and timely submit to Ginnie Mae for its review and approval, any amendment, restatement, supplement, waiver or other modification to the Indenture and related documents, including the Series 2016-MSRVF1 Repurchase Agreement, the Series 2020-SPIADVF1 Repurchase Agreement, the GS Series 2020-SPIADVF1 Repurchase Agreement and/or the Series 2023-MSRVF1 Repurchase Agreement and any Pricing Side Letters related thereto (including, without limitation, any material increase or decrease in the maximum amount permitted under the credit facility(ies) available thereunder) of which it has actual knowledge that would materially affect Ginnie Mae’s interests and rights under the Acknowledgment Agreement and the Ginnie Mae Contract. The Issuer shall forward the initial draft to valerie.delgado@citi.com and include in the subject line “For Sending to Ginnie – PNMAC GMSR Issuer Trust.”

(f)             Schedule 5 of the Existing Base Indenture is hereby amended by deleting the wiring instructions titled “If to the Credit Manager” and replacing it with the following:

All fee amounts shall be payable in United States dollars via ACH transfer (which shall reference deal name of this transaction) and shall be remitted to the account of Pentalpha Surveillance LLC as instructed by the Credit Manager in writing from time to time.

(g)            Schedule 5 of the Existing Base Indenture is hereby amended by adding the following:

If to Goldman Sachs Bank USA as an Administrative Agent:

Bank Name:  CITIBANK N.A.

ABA #:            021000089

Acct. Name:  GOLDMAN SACHS BANK USA

Account #:     30627664

Reference:     GSPENNYPLS MSR 069114239

SECTION 2.Consent. Each of the Issuer, the Indenture Trustee, the Administrator, the Servicer, the CS Administrative Agent, the GS Administrative Agent, CSCIB, as a Buyer under the Series 2016-MSRVF1 Repurchase Agreement and the Series 2020-SPIADVF1 Repurchase Agreement, Citi Buyer, as a Buyer under the Series 2016-MSRVF1 Repurchase Agreement and the Series 2020-SPIADVF1 Repurchase Agreement and GS Buyer, as a Buyer under the Series 2023-MSRVF1 Repurchase Agreement, dated as of February 7, 2023, by and among the GS Administrative Agent, GS Buyer and PLS, as seller and the Series 2020-SPIADVF1 Repurchase Agreement, dated as of February 7, 2023, by and among the GS Administrative Agent, GS Buyer and PLS, as seller, hereby consents to this Amendment.

SECTION 3.Lien Release. The Issuer hereby releases its lien on the Portfolio Spread Custodial Account under the Acknowledgment and Subordination Agreement. The Indenture Trustee is authorized and directed to release its lien on the Portfolio Spread Custodial Account under this Indenture and does hereby release its lien thereon. The Issuer and the Indenture Trustee agree to terminate the Portfolio Spread Custodial Account Control Agreement. PLS hereby agrees that it shall not transfer Purchased MSR Excess Spread to PMH unless the Portfolio Spread Custodial Account or similar account is in place and the Issuer and Indenture Trustee are provided a lien on such account pursuant to the Indenture.

SECTION 4.  Authorization and Direction. The Indenture Trustee is hereby authorized and directed to execute this Amendment.

SECTION 5.  Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the latest to occur of the following:

(a)      the execution and delivery of this Amendment by all parties hereto;

(b)      prior notice to each Note Rating Agency that is presently rating any Outstanding Notes;

(c)      the delivery of an Authorization Opinion;

(d)      the delivery of an Issuer Tax Opinion;

(e)      the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to the proposed action have been complied with and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

(f)       the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

SECTION 6. No Default; Representations and Warranties. PLS and the Issuer each hereby represents and warrants to the Indenture Trustee and the CS Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

SECTION 7. Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Existing Base Indenture remain in full force and effect and are hereby reaffirmed.

SECTION 8. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 9. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF, WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 12. Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely in its capacity as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it thereunder, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment or any related document delivered pursuant hereto and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer, or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Mark H. Brzoska
Name:	Mark H. Brzoska
Title:	Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Third A&R Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Third A&R Base Indenture]

PENNYMAC LOAN SERVICES, LLC,
as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Third A&R Base Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Third A&R Base Indenture]

Consented and Agreed to By:

GOldman Sachs Bank usa, as Administrative Agent

By:	/s/ Benjamin Case
Name:	Benjamin Case
Title:	Authorized Signatory

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Third A&R Base Indenture]

Consented and Agreed to By:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret D. Dellafera
Name:	Margaret D. Dellafera
Title:	Authorized Signatory

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Third A&R Base Indenture]

Consented and Agreed to By:
CITIBANK, N.A., as a Buyer

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Third A&R Base Indenture]

Consented and Agreed to By:

GOLDMAN SACHS BANK USA, as a Buyer

By:	/s/ Benjamin Case
Name:	Benjamin Case
Title:	Authorized Signatory

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Third A&R Base Indenture]